    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 7, 1997
                                                     REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                            REGISTRATION STATEMENT
                                    Under
                          THE SECURITIES ACT OF 1933

                           KENSEY NASH CORPORATION
            (Exact name of registrant as specified in its charter)

          DELAWARE                                          36-3316412
(State or other jurisdiction                               (IRS Employer
of incorporation or organization)                      Identification Number)


         55 EAST UWCHLAN AVENUE, SUITE 204, EXTON, PENNSYLVANIA 19341 (Address of Principal Executive Offices including Zip Code)

    KENSEY NASH CORPORATION FIRST AMENDED AND RESTATED EMPLOYEE INCENTIVE
                              COMPENSATION PLAN
  KENSEY NASH CORPORATION FIRST AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS'
                              STOCK OPTION PLAN
                            (Full title of plans)

                              JOSEPH W. KAUFMANN
        Chief Executive Officer, President and Chief Financial Officer
         55 East Uwchlan Avenue, Suite 204, Exton, Pennsylvania 19341
                                (610) 524-0188
          (Name, address and telephone number of agent for service)

                               With copies to:

                            DAVID R. SHEVITZ, P.C.
                               DAVID J. KAUFMAN
                            Katten Muchin & Zavis
                            525 West Monroe Street
                                  Suite 1600
                           Chicago, Illinois  60661
                                (312) 902-5200


                       CALCULATION OF REGISTRATION FEE

    ========================================================================================================================
                                                          Proposed maximum
         Title of securities                               offering price      Proposed maximum             Amount of
          to be registered    Amount to be registered(1)     per share      aggregate offering price     registration fee
    ------------------------------------------------------------------------------------------------------------------------
    Common Stock,
    $0.001 par value              330,000 shares             $12.75(2)         $4,207,500.00(2)               $1,275.00
    ========================================================================================================================

(1) Includes an indeterminate number of shares of Kensey Nash Corporation
    Common Stock that may be issuable by reason of stock splits, stock dividends or similar transactions.


(2) The amounts are based upon the high and low sales prices of Kensey
    Nash Corporation Common Stock as reported on The Nasdaq Stock Market on March 4, 1997 and are used solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933.

===============================================================================

        This Registration Statement on Form S-8 registers additional securities of the same class as other securities for which a registration statement filed on Form S-8 relating to the Kensey Nash Corporation Employee Incentive Compensation Plan and the Kensey Nash Corporation Non-Employee Directors' Stock Option Plan is effective. Accordingly, pursuant to General Instruction E of Form S-8, the Registration Statement on Form S-8 (File No. 333-04093) filed by the Registrant with the Securities and Exchange Commission on May 20, 1996 is hereby incorporated by reference.

                                   PART II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents heretofore filed with the SEC by the Company are incorporated in this Registration Statement by reference:

         1. The Company's Annual Report on Form 10-K for the year ended June 30, 1996;

         2. The Company's Quarterly Reports on Form 10-Q for the quarter ended September 30, 1996 and December 31, 1996;

         3. The description of the Company's Common Stock,$.001 par value (the "Common Stock"), contained in the Company's Registration Statement on Form 8-A filed October 31,1995 pursuant to Section 12 of the Exchange Act, including any subsequent amendments thereto and any reports filed for the purpose of updating such descriptions; and

         4.      The Company's Registration Statement on Form S-8
                 (File No. 333-04093) under the Securities Act, filed May 20, 1996.

        In addition, all documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated in this Registration Statement by reference and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

ITEM 8.  EXHIBITS.
         4.1(1) Second Amended and Restated Certificate of Incorporation of the Registrant.

         4.2(2)  Amended and Restated By-laws of the Registrant.

         4.3(3) Kensey Nash Corporation First Amended and Restated Non-Employee Directors Stock Option Plan.

         4.4(4) Kensey Nash Corporation First Amended and Restated Employee Incentive Compensation Plan.

         5 Opinion of Katten Muchin & Zavis as to the legality of the securities being registered.

         23.1    Consent of Deloitte & Touche LLP independent accountants.

         23.2 Consent of Katten Muchin & Zavis (contained in their opinion filed as Exhibit 5).

         24 Power of Attorney (included on the signature page of this Registration Statement).



__________________
(1) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File Number 33-98722 (the "IPO Registration Statement").
(2) Incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the IPO Registration Statement.
(3) Incorporated by reference to Exhibit B to the Registrant's Proxy Statement, as amended, filed in connection with its annual meeting held on December 4, 1996.
(4) Incorporated by reference to Exhibit A to the Registrant's Proxy Statement, as amended, filed in connection with its annual meeting held on December 4, 1996.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Exton, State of Pennsylvania, on this 23rd day of January, 1997.

                                   Kensey Nash Corporation

                                   By:     /s/ JOSEPH W. KAUFMANN
                                           ---------------------------------
                                           Joseph W. Kaufmann
                                           Chief Executive Officer, President,
                                           Chief Financial Officer and
                                           Secretary



                              POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints Joseph W. Kaufmann and Douglas G. Evans and, each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, to sign on his behalf, individually and in each capacity stated below, all amendments and post-effective amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming each act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 23, 1997.

                   SIGNATURE                                             TITLE
------------------------------------------   ------------------------------------------------------------------
          /s/ KENNETH R. KENSEY, M.D.
          ---------------------------
              Kenneth R. Kensey, M.D.             Chairman of the Board

           /s/ JOHN E. NASH, P.E.
           --------------------------
               John E. Nash, P.E.                 Vice Chairman of the Board and Executive Vice President

             /s/ JOSEPH W. KAUFMANN
           --------------------------             Chief Executive Officer, President, Chief Financial Officer,
                 Joseph W. Kaufmann               Secretary and Director (principal executive, financial and accounting officer)

           /s/ DOUGLAS G. EVANS, P.E.
           --------------------------             Chief Operating Officer, Assistant Secretary and Director
             Douglas G. Evans, P.E.

               /s/ ROBERT J. BOBB
           --------------------------             Director
               Robert J. Bobb

             /s/ HAROLD N. CHEFITZ
           --------------------------             Director
               Harold N. Chefitz


           /s/ WALTER R. MAUPAY, JR.
           --------------------------             Director
             Walter R. Maupay, Jr.

                                EXHIBIT INDEX


 EXHIBIT
 NUMBER                             DESCRIPTION
 -------     ----------------------------------------------------------------
   4.1(1)    Second Amended and Restated Certificate of Incorporation of the
             Registrant.

   4.2(2)    Amended and Restated By-laws of the Registrant.

   4.3(3) Kensey Nash Corporation First Amended and Restated Non-Employee Directors Stock Option Plan.

   4.4(4) Kensey Nash Corporation First Amended and Restated Employee Incentive Compensation Plan.

   5 Opinion of Katten Muchin & Zavis as to the legality of the securities being registered.

  23.1        Consent of Deloitte & Touche LLP independent accountants.

  23.2 Consent of Katten Muchin & Zavis (contained in their opinion filed as Exhibit 5).

  24 Power of Attorney (included on the signature page of this Registration Statement).

---------------------------
(1) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File Number 33-98722 (the "IPO Registration Statement").
(2) Incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the IPO Registration Statement.
(3) Incorporated by reference to Exhibit B to the Registrant's Proxy Statement, as amended, filed in connection with its annual meeting held on December 4, 1996.
(4) Incorporated by reference to Exhibit A to the Registrant's Proxy Statement, as amended, filed in connection with its annual meeting held on December 4, 1996.